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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                     FORM 8-K

                                    CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 13, 2004

                              HIGHLANDS BANKSHARES, INC.
                (Exact name of registrant as specified in its charter)

           West Virginia                  0-16761                 55-0650793
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)


                            P. O. Box 929 Petersburg, West
                                   Virginia 26847
                    (Address of principal executive offices)


      (Registrant's Telephone Number, Including Area Code)       (304) 257-4111


                                 Not Applicable
                 (Former address of principal executive offices)

Item 5.    Other Events

         Following the January 31, 2004 retirement of Leslie A. Barr, President and Chief Executive Officer of Highlands Bankshares
Inc.,  since 1992 the Board of Directors of  Highlands,  at it's
February 10, 2004 meeting named Clarence E. Porter as President and Chief Executive Officer of the Company.

         In addition to President and Chief Executive officer of Highlands Bankshares, Inc., Mr. Porter will retain his duties as President and Chief Executive Officer of The Grant County Bank, a subsidiary of Highlands Bankshares, Inc.


SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                            HIGHLANDS BANKSHARES, INC.
                                            (Registrant)


                                            /s/ R. ALAN MILLER
                                            R. Alan Miller
                                            Finance Officer


February 13, 2004